EXHIBIT 4.1

NUMBER	SHARES
P0799

PATH 1 NETWORK TECHNOLOGIES INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK	CUSIP 703186 10 6
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 PER SHARE OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

PATH 1 NETWORK TECHNOLOGIES INC. (The “Company”) transferable on the books of the Company by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

/s/ [SIGNATURE ILLEGIBLE] SECRETARY	[SEAL]	/s/ [SIGNATURE ILLEGIBLE] PRESIDENT

COUNTERSIGNED AND REGISTERED:
	REGISTRAR AND TRANSFER COMPANY (CRANFORD, NJ)	TRANSFER AGENT
AND REGISTRAR AUTHORIZED SIGNATURE

PATH 1 NETWORK TECHNOLOGIES INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE AUTHORIZED CAPITAL STOCK AND OF ALL DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF THE CAPITAL STOCK AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT —	Custodian (Cust) (Minor)	UNIF TRAN MIN ACT	—	Custodian (Cust) (Minor)
TEN COM	—	as tenants in common		under Uniform Gifts to Minors			under Uniform Transfers to Minors
TEN ENT	—	husband and wife as tenants by the entireties		Act (State)			Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_________________________________________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.